HOWARD BANCORP, INC.

Certificate

No. C-___

For **Shares**

Issued to

Dated

FROM WHOM TRANSFERRED

Dated ______

No. Original Certificate	*No. Original Shares*	*No. of Shares Transferred*
____	____	____

Received Certificate No.

For __________ **Shares**

Dated: ______________

____

INCORPORATED UNDER THE LAWS OF THE

STATE OF MARYLAND

Number C-_____

Shares *_____*

HOWARD BANCORP, INC.

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT SPECIMEN

is the registered holder of

fully-paid and non-assessable shares of the Common Stock (par value $0.01 per share), of HOWARD BANCORP, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated: ______________________

Charles E. Schwabe Secretary

Mary Ann Scully, President

HOWARD BANCORP, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND IN EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ____________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

____

____
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ Shares of Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________ ______________________
SIGNATURE

In presence of

____

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.